Exhibit 10(aq)



                         CRESTAR FINANCIAL CORPORATION

                       CRESTAR/CITIZENS STOCK OPTION PLAN


Introduction

                  Effective December 31, 1996, Citizens Bancorp (Citizens) merged with and into Crestar Financial Corporation (Crestar). The terms of that transaction are set forth in an Agreement and Plan of Reorganization (the Reorganization Agreement) between Citizens and Crestar.

                  Options to purchase common stock of Citizens (the Citizens Options) were granted prior to December 31, 1996, pursuant to the terms of the Citizens Bancorp 1986 Incentive Stock Option Plan and the Citizens Bancorp 1988 Stock Option Plan. The Citizens Options were surrendered to Citizens for cancellation, without receipt of consideration from Citizens, prior to the effectiveness of the merger with and into Crestar.

                  The Reorganization Agreement provides that Crestar will grant options (the Crestar Options) to purchase Crestar common stock to those persons who surrendered Citizens Options. The number of shares covered by the Crestar Options and the option price per share will be the same as under the Citizens Options, as adjusted in accordance with the Reorganization Agreement. The remaining terms of the Crestar Options will be the same as the terms of the Citizens Options.

                  Crestar Financial Corporation adopted this Crestar/Citizens Stock Option Plan (the Plan) on December 20, 1996. The Plan is comprised of two distinct Chapters.

                  Chapter I of the Plan pertains to Crestar Options that were granted in substitution of Citizens Options that had been granted under the Citizens Bancorp 1986 Incentive Stock Option Plan. Those Crestar Options will be governed by Chapter I and the terms of the original Citizens Option agreement, as adjusted by the Reorganization Agreement.

                  Chapter II of the Plan pertains to Crestar Financial Corporation Options that were granted in substitution of Citizens Options that had been granted under the Citizens Bancorp 1988 Stock Option Plan. Those Crestar Options will be governed by Chapter II and the terms of the original Citizens Option agreement, as adjusted by the Reorganization Agreement.

                  Any reference in Chapters I and II to Citizens shall be interpreted as a reference to Crestar. Any reference in Chapters I and II to the common stock of Citizens shall be interpreted as a reference to the common stock of Crestar.


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                       CRESTAR/CITIZENS STOCK OPTION PLAN

                                   CHAPTER II

         Relating to Crestar Options Granted to Individuals Who Surrendered Citizens Options Granted Under the Citizens Bancorp 1986 Incentive Stock Option Plan.


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                                CITIZENS BANCORP

                        1986 INCENTIVE STOCK OPTION PLAN


1.       Purpose of the Plan

         This 1986 Incentive Stock Option Plan, as amended (hereinafter called the "Plan") for CITIZENS BANCORP (hereinafter called the "Corporation") is intended to advance the interests of the Corporation by providing senior officers and other key employees who have substantial responsibility for the direction and management of the Corporation with additional incentive for them to promote the success of the business, to increase their proprietary interest in the success of the Corporation, and to encourage them to remain in its employ. The above aims will be effectuated through the granting of certain stock options. It is intended that options issued under the Plan and designated by the Board of Directors under Section 3(b) will qualify as incentive stock options (hereinafter called "ISOs") under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") and the terms of the Plan shall be interpreted in accordance with this intention. The Plan, as amended, shall only be applicable to options granted hereunder on or after January 1, 1987.

2.       Administration of the Plan

         Subject to the provisions of the Plan, the Board of Directors (the "Board") or a duly appointed committee thereof shall have plenary authority, in its discretion: (a) to determine the employees of the Corporation and its subsidiaries (from among the class of employees eligible under Section 3 to receive options under the Plan) to whom options shall be granted; (b) to determine the time or times at which options shall be granted; (c) to determine the option price of the shares subject to each option, which price shall not be less than the minimum specified in Section 5; (d) to determine (subject to Section 7) the time or times when each option shall become exercisable and the duration of the exercise period; (e) to interpret the Plan and to prescribe, amend, and rescind rules and regulations relating to it; and (f) to make all other action which the Board shall deem necessary or advisable for the administration of the Plan.

3.       Eligibility and Limitations on Options Granted Under the Plan

         (a) Options will be granted only to persons who are key employees of the Corporation or a subsidiary corporation of the Corporation who agree, in writing, to remain in the employ of, and render services to, the Corporation or a subsidiary corporation of the Corporation for a period of at least two (2) years from the date of the granting of the option. The term "key employee" shall include senior officers, directors and other executives of the Corporation or a subsidiary corporation of the Corporation. The term, "subsidiary corporation" shall, for the purposes of the Plan, be defined in the same manner as such term is defined in Section 425(f) of the Internal Revenue Code.

         (b) At the time of the grant of each option under this Plan, the Board shall determine whether such option is to be designated as an ISO. If an option is so designated as an ISO, then


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the provisions of Section 7(d) of this Plan shall be made applicable to such option. In addition, no option granted to any employee, who at the time of such grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or any of its subsidiaries, may be designated as an ISO, unless at the time of such grant, the option price is fixed at not less than 110 percent of the fair market value of the stock subject to the option, and exercise of such option is prohibited by its terms after the expiration of five (5) years from the date such option is granted.

         (c) The aggregate fair market value (determined at the time an ISO is granted) of the Common Stock with respect to which all ISOs are exercisable for the first time by an optionee during any calendar year shall not exceed One Hundred Thousand Dollars ($100,000).

4.       Shares of Stock Subject to the Plan

         There will be reserved for use upon the exercise of options to be granted from time to time under the Plan (subject to the provisions of Section
13) an aggregate of 100,000 shares of the common stock of the Corporation, par value of $2.50 per share (the "Common Stock"), which shares may be in whole or in part, as the Board shall from time to time determine, authorized but unissued shares or issued shares that shall have been reacquired by the Corporation. Any shares of Common Stock subject to an option under the Plan, which option for any reason expires or is terminated unexercised as to such shares, may again be subjected to an option under the Plan.

5.       Option Price

         The exercise price of each option under the Plan shall be determined by the Board at the time the option is granted, but in no event shall such exercise price be less than one hundred percent (100%) of the fair market value of the Common Stock on the date of grant.

         The term "fair market value" shall be defined as the average of the high and low sale prices of the Common Stock as reported on the NASDAQ National Market System on the date of grant of the option, or, if there are no sales on such date, on the most recent date upon which such stock was traded.

6.       Dilution or Other Adjustment

         (a) In the event that additional shares of Common Stock are issued pursuant to a stock split or a stock dividend, the number of shares of Common Stock then covered by each outstanding option granted hereunder shall be increased proportionately with no increase in the total exercise price of the shares then so covered, and the number of shares of Common Stock reserved for the purpose of the Plan shall be increased by the same proportion. In the event that the shares of Common Stock of the Corporation from time to time issued and outstanding are reduced by a combination of shares, the number of shares of Common Stock then covered by each outstanding option granted hereunder shall be reduced proportionately with no reduction


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in the total exercise price of the shares then so covered, and the number of shares of Common Stock reserved for the purposes of the Plan shall be reduced by the same proportion.

         (b) In the event that the Corporation transfers assets to another corporation and distributes the stock of such other corporation without the surrender of Common Stock of the Corporation, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of Section 355 of the Internal Revenue Code of 1986, or some similar section, then the total purchase price of the shares then covered by each outstanding option shall be reduced by an amount which bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of Common Stock, immediately following the distribution, bears to the aggregate of the market value at such time of a share of Common Stock and the stock distributed in respect thereof.

         (c) For purposes of this Section 5(g)(ii) the term "option shares" shall mean the number of shares of Common Stock on which an option under the Plan originally was granted, as from time to time adjusted pursuant to Section 5(g)(i). In the event that shares of Common Stock are issued to holders of the Common Stock upon the exercise of any rights distributed or issued to such holders to purchase shares of Common Stock at a price that is less than the then- fair market value of the Common Stock, the number of shares of Common Stock subject to the Plan and to an option and the exercise price of the option shall be adjusted in the following manner:

                  (A) The number of shares of Common Stock subject to the option shall be adjusted to equal the number of option shares immediately before such rights become exercisable plus the total number of shares of Common Stock that would be issuable upon the exercise in full of all such rights to which the optionee would be entitled if he were the holder of record of the option shares as of the record date for such rights.

                  (B) The per share exercise price of the option shall be adjusted to equal the total exercise price of the option (option shares times exercise price) immediately before any such rights became exercisable plus the total exercise price of all such rights to which the optionee would be entitled if he were the holder of record of the option shares as of the record date for any such rights, divided by the number of option shares, as adjusted in Section 5(g)(ii)(A).

                  (C) The number of shares of Common Stock subject to the Plan shall be adjusted to equal the number of shares subject to the Plan immediately before such rights became exercisable (for purposes of this Section 5(g)(ii), the "Plan shares") plus the product of the Plan shares multiplied by the number of shares of Common Stock issuable upon the exercise of one such right.

         (d) All adjustments pursuant to this Section 6 shall be made by the Board, whose determination shall be final and binding upon optionee. No fractional shares shall be issued, and


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any fractional shares resulting from the computations pursuant to this Section 6 shall be eliminated from the respective option. No adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional Common Stock or other securities.

7.       Period of Option and Certain Limitations on Right to Exercise

         (a) All options issued under the Plan shall be for such period as the Board shall determine, but in no event for more than ten (10) years from the date of grant thereof.

         (b) The period of the option, once it is granted, may be reduced only as provided for in Section 9 in connection with the termination of employment of the optionee.

         (c) The Board of Directors may in its discretion provide that an option granted under the Plan may be exercised in whole at any time or in part from time to time during any period or periods of the term of the option. Except as otherwise provided herein or in an option agreement hereunder, any option granted under the Plan may be exercised in whole at any time or in part from time to time during its term. Notwithstanding the foregoing and subject to
Section 9 hereof, no option may be exercised unless the optionee is at the time of such exercise in the employ of the Corporation or of a subsidiary corporation of the Corporation and shall have been continuously so employed since the grant of his option. Absence or leave approved by the management of the Corporation shall not be considered an interruption of employment for any purpose under the Plan.

         (d) The exercise of any option shall also be contingent upon receipt by the Corporation of cash or certified bank check drawn to its order, shares of the Corporation's Common Stock, or any combination of the foregoing in an amount equal to the aggregate exercise price of the shares being purchased. For purposes of this paragraph, shares of the Corporation's Common Stock that are delivered in payment of the option price shall be valued at their fair market value determined as set forth in Section 5 as of the date of the exercise of the option. However, in order to facilitate the accumulation of funds to enable employees to exercise their option, they will have the right, if they so elect, to direct the Corporation or a subsidiary corporation of the Corporation to withhold from their compensation regular amounts to be applied toward the exercise of the options. Funds credited to the stock option accounts will be under the control of the Corporation until applied to the payment of the exercise price at the direction of the employee or returned to the employee in the event the amount is not used for purchase of shares under option, and all funds received or held by the Corporation under the Plan may be used for any corporate purpose, and no interest shall be payable to a participant on account of any amounts so held. Such amounts may be withdrawn by the employee at any time, in whole or in part, for any reason.

         (e) No optionee or his legal representative, legatees, or distributees, as the case may be, will be, or will be deemed to be, a holder of any Common Stock subject to an option unless and until certificates for such shares are issued to him or them under the terms of the Plan. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.



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         (f) Exercise of an option in any manner shall result in a decrease in the number of shares of Common Stock which thereafter may be available under the Plan by the number of shares as to which the option is exercised.

         (g) Upon exercise of an option not designated as an ISO pursuant to
Section 3(b) of the Plan, the optionee shall remit to the Corporation at the time of exercise the amount of any taxes required to be withheld by the Corporation under federal, state or local law as result of the exercise of such option. Failure to remit the amount of any such taxes at the time of exercise shall constitute an authorization by the optionee for the Corporation to withhold the amount of such taxes from any regular cash compensation payable to the optionee.

8.       Assignability

         Each option granted under this Plan shall be transferable only by will or by the laws of descent and distribution and shall be exercisable, during his lifetime, only by the employee to whom the option is granted. Except as permitted by the preceding sentence, no option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such option, right, or privilege shall be subject to execution, attachment, or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the option, or of any right or privilege conferred thereby, contrary to the provisions thereof, or upon the levy of any attachment or similar process upon such option, right or privilege, the option and such rights and privileges shall immediately become null and void.

9.       Termination of Employment

         (a) In the event that an optionee ceases to be an employee of the Corporation due to death or Disability, all of the optionee's options shall immediately become fully vested and exercisable and shall remain so for a period of one (1) year from the date of termination of employment, but in no event after their respective expiration dates.

         (b) In the event that an optionee ceases to be an employee of the Corporation as a result of Retirement, all of the optionee's options that were fully vested and exercisable on the date of termination of employment shall remain fully vested and exercisable (i) for a period of three (3) months from the date of termination of employment with respect to an ISO or (ii) until their respective termination dates, with respect to all other options. All of the optionee's options that were not fully vested and exercisable on such date shall terminate immediately.

         (c) In the case of an option that was not designated as an ISO under
Section 3(b), if the optionee voluntarily ceases to be an officer or employee of the Corporation for any Good Reason, other than through Retirement, with one (1) year after a Change in Control, or in the event an optionee involuntarily ceases to be an officer or employee of the Corporation for any reason other than death, Disability or Cause within two (2) years after a Change in Control, all of the optionee's options that were fully vested and exercisable on the date of such termination of service shall remain fully vested and exercisable for a period of three (3) years from the date of such termination of service as an officer or of employment, but in no event after their respective expiration dates. All of the Optionee's options that were not fully vested and exercisable on the date of such termination shall continue to accrue to vest in accordance with their respective terms.

         (d) In the event that an optionee ceases to be an employee of the Corporation for any other reason, all of the optionee's options shall terminate immediately.

10.      Listing and Registration of Shares

         Each option shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the issuance or purchase of shares thereunder, such option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

11.      Certain Definitions

         For purposes of the Plan, the following terms shall have the meanings set forth below:

         (a) "Cause" shall mean the occurrence of one of the following acts;

                  (i) a conviction of the optionee for a felony or for any lesser crime or offense than a felony involving the property of the Corporation or one of its subsidiaries;

                  (ii) the engaging by the optionee in conduct which has caused demonstrable and serious injury to the Corporation, monetary or otherwise, as evidenced by a determination in a binding and final judgment, order or decree of a court or administrative agency of competent jurisdiction, in effect after exhaustion or lapse of all rights or appeal, in an action, suit or proceeding, whether civil, criminal, administrative or investigative; or

                  (iii) gross neglect of his duties as a director, officer or employee, gross dereliction of duty or other grave misconduct by the optionee and failure to cure such situation within thirty (30) days after receipt of notice hereof from-the President of the Corporation.

         (b) "Change in Control" shall mean the occurrence of any one of the following events:

                  (i) any "person" (as that term is used in Sections 13(d) and 14(d)of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty-five percent (25%) or more of the Common Stock; or


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                  (ii) any person (as defined above) is or becomes the
beneficial owner (as defined above), directly or indirectly, of securities of Citizens representing forty percent (40%) or more of the combined voting power of the Corporation's then outstanding securities; or

                  (iii) the sale by Citizens of all or substantially all of the capital stock of Citizens Bank of Maryland (formally known as Citizens Bank and Trust Corporation of Maryland) (the "Bank") owned by it or the sale by Citizens of substantially all of the assets of the Bank.

         (c) "Disability" shall mean a permanent and total disability as defined by Section 72(m)(7) of the Code or other applicable section of the Code, or any successor thereto of similar import.

         (d) "Good Reason" shall mean the occurrence of any one of the following events:

                  (i) without his express written consent, the assignment to the optionee of any duties materially inconsistent with his position, duties, responsibilities and status with the Corporation prior to the Change in Control or a change in his reporting responsibilities;

                  (ii) the removal of the optionee from, or the failure to re-elect the optionee to, any of the positions held by him prior to the Change in Control, except in connection with promotions to higher office or the termination of employment by reason of his death or for Cause; or

                  (iii) a failure by the Corporation to provide or pay to the optionee any of the perquisites, benefits or compensation provided prior to the Change in Control or a reduction in any of such perquisites, benefits or compensation, except to the extent that the perquisites or benefits provided to all other key officers or employees of the Corporation (whichever is applicable to the optionee) are similarly modified or reduced.

         (e) "optionee" shall mean an officer or employee of the Corporation to whom an option is granted under the Plan.

         (f) "Retirement" shall mean the termination of employment of an individual pursuant to the regular retirement policy of the Corporation upon his or her attaining age 65 or upon his or her attaining early retirement age and with the consent of the Corporation.

12.      Expiration and Termination of the Plan

         Options may be granted under the Plan at any time or from time to time as long as the total number of shares optioned or purchased under this Plan does not exceed 100,000 shares of Common Stock (subject to adjustment under Section
6). The Plan may be abandoned or terminated at any time by the Board of Directors of the Corporation except with respect to any options then outstanding under the Plan. No option shall be granted pursuant to the Plan after five (5) years from the effective date of the Plan.


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13.      Amendment of the Plan

         The Board of Directors may at any time and from time to time modify and amend the Plan in any respect; provided, however, that no such amendment shall:
(a) increase (except in accordance with Section 6) the maximum number of shares for which options may be granted under the Plan either in the aggregate or to any individual employee; or (b) reduce (except in accordance with Section 6) the minimum exercise price that may be established under the Plan; or (c) change the provisions relating to the determination of employees to whom options shall be granted and the number of shares to be covered by such options; or (d) change the provisions relating to adjustments to be made upon changes in capitalization. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his rights under an option theretofore granted to him.

14.      Effective Date of the Plan

         This Plan shall become effective on the later of the date of its adoption by the Board of Directors of the Corporation or its approval by the vote of the holders of a majority of the outstanding shares of the Common Stock. This Plan shall not become effective unless such shareholder approval shall be obtained within twelve (12) months before or after the adoption of the Plan by the Board of Directors.

         Adopted by the Board of Directors: February 19, 1986
         Approved by the Stockholders: April 2, 1986
         Amended by the Board of Directors: February 15, 1989
         Amended by the Board of Directors: November 9, 1993

                       CRESTAR/CITIZENS STOCK OPTION PLAN

                                   CHAPTER II

         Relating to Crestar Options Granted to Individuals Who Surrendered Citizens Options Granted Under the Citizens Bancorp 1988 Stock Option Plan.

                                CITIZENS BANCORP

                             1988 STOCK OPTION PLAN

         1. Purpose This 1988 Stock Option Plan, as amended (herein the "Plan") is intended as an employment incentive and to encourage stock ownership by certain key officers and employees of Citizens Bancorp ("Citizens") and its subsidiaries (together, the "Corporation") so that they may increase their proprietary interest in the Corporation's success. In this way, the Corporation will be assisted in its efforts to attract and retain highly qualified management personnel.

         2. Administration The Plan shall be administered, construed and interpreted by the Compensation Committee, as appointed by the Board of Directors of Citizens (herein the "Committee"). The Committee shall consist of not less than three members of the Board of Directors. The Board of Directors may from time to time remove members from or add members to the Committee, and vacancies on the Committee, however caused, shall be filled by the Board of Directors. No member of the Committee shall be or have been eligible to participate in the Plan during the period of service on the Committee or during the twelve months immediately prior to commencement of such service. Subject to the provisions of the Plan and to the approval of the Board of Directors, the Committee shall determine:

         (a) The officers and employees to whom options shall be granted;

         (b) The number of shares on which options shall be granted to each officer and employee;

         (c) The price to be paid for the shares upon the exercise of option;

         (d) The termination date of such options; and

         (e) All other matters deemed necessary or advisable for the administration of the Plan.

         No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided in Citizens' Articles of Incorporation or otherwise provided by law. The Committee shall furnish the Board with copies of all decisions, orders and determinations made by the Committee.

         3. Eligibility The individuals who shall be eligible to participate in the Plan shall be such key salaried officers and employees of the Corporation as the President of Citizens shall recommend to the Committee or as the Committee shall determine from time to time. An optionee may hold more than one (1) option, but only on the terms and conditions herein set forth.



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         4. Stock The stock subject to the options and other provisions of the
Plan shall be shares of Citizens' common stock, par value $2.50 per share, which is authorized but unissued, or reacquired common stock (the "Common Stock"). Subject to adjustment in accordance with the provisions of Section 5(g) hereof, the total amount of Common Stock on which options may be granted to persons under the Plan shall not exceed in the aggregate 750,000 shares.

         5. Terms and Conditions of Options Stock Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Board of Directors shall, from time to time, approve, which agreements shall in substance include and comply with and be subject to the following terms and conditions:

         (a) Medium and Time of Payment The option price shall be payable in United States dollars upon the exercise of the option and may be paid in cash or by certified check, bank draft or money order payable to the order of the Corporation. The option price may also be paid in the form of shares of Common Stock already owned by the Optionee, which shall be valued at the average of the high and low sale prices of the Common Stock as reported in the NASDAQ National Market System on the date that the option is exercised (or the most recent date prior to the date of exercise on which a transaction in the Common Stock was reported in such system). The "date that the option is exercised" shall be the date on which the Optionee delivers written notice of exercise of the option to the Secretary of Citizens.

         (b) Number of Shares The option shall state the total number of shares to which it pertains. No option may be exercised for less than one hundred (100) shares unless the issue of a lesser number is sufficient to exhaust the option.

         (c) Option Price The option price shall be the fair market value of the shares of Common Stock on the date of the granting of the option. The fair market value per share of the Common Stock shall be the average of the high and low sale prices of the Common Stock as reported in the NASDAQ National Market System. The "date that the option is granted" shall be the date on which Citizens issues a letter to the optionee advising him of the award of such option; provided, however, that the Optionee shall have no rights under such option until he exercises the option agreement described in this Section.

         (d) Expiration of Options Each option granted under the Plan shall expire not more than ten (10) years from the date such option is granted, as determined by the Committee.

         (e) Date of Exercise The Committee may in its discretion provide that an option may be exercised in whole or in part during any period or periods of time specified by the Committee. Except as herein otherwise provided, any option granted hereunder may be exercised in whole at any time, or in part from time to time, during its term.

         (f)      Termination of Employment

                  (i) In the event an Optionee ceases to be an employee of the Corporation due to Death or Disability, all of the Optionee's options shall immediately become fully vested and exercisable and shall remain so for a period of one (1) year from the date of termination of employment, but in no event after their respective expiration dates.

                  (ii) In the event an Optionee ceases to be an employee of the Corporation as a result of Retirement, all of the Optionee's options that were fully vested and exercisable on the date of termination of employment shall remain fully vested and exercisable until their respective termination dates. All of the Optionee's options that were not fully vested and exercisable on such date shall terminate immediately.

                  (iii) In the event an Optionee voluntarily ceases to be an officer or employee of the Corporation for any Good Reason, other than through Retirement, within one (1) year after a Change in Control, or in the event an Optionee involuntarily ceases to be an officer or employee of the Corporation for any reason other than Death, Disability or Cause within two (2) years after a Change of Control, all of the Optionee's options that fully vested and exercisable on the date of such termination shall remain fully vested and exercisable for a period of three (3) years from the date of such termination of service as an officer or of employment, but in no event after their respective expiration dates. All of the Optionee's options that were not fully vested and exercisable on the date of such termination shall continue to accrue to vest in accordance with their respective terms.

                  (iv) In the event an Optionee ceases to be an employee of the Corporation for any other reason, all of the Optionee's options shall be terminated immediately.

         (g)      Adjustments on Changes in Stock

                  (i) The aggregate number of shares of Common Stock on which options may be granted to persons eligible to participate in the Plan, the number of shares thereof covered by each outstanding option and the price per share thereof in each such option, shall, subject to any required action by the stockholders of Citizens, be proportionately adjusted by the Committee for any increase or decrease in the number of issued shares of Common Stock resulting from the subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such shares, effected without receipt of consideration by citizens; provided, however, that no such adjustment shall be made unless and until the aggregate effect of all such increases and decreases accruing after the effective date of the Plan shall have increased or decreased the number of issued shares of Common Stock by five percent (5%) or more; and provided, further, that any fractional shares resulting from any such adjustment shall be eliminated. Any such determination by the Committee shall be conclusive.

                  (ii) For purposes of this Section 5(g)(ii), the term "option shares" shall mean the number of shares of Common Stock on which an option under the Plan originally was granted, as from time to time adjusted pursuant to Section 5(g)(i). In the event that shares of Common Stock are issued to holders of the Common Stock upon the exercise of any rights distributed or issued to such holders to purchase shares of Common Stock at a price that is less than the then-fair market value of the Common Stock, the number of shares of Common Stock subject to the Plan and to an option and the exercise price of the option shall be adjusted in the following manner:

                           (A) The number of shares of Common Stock subject to the option shall be adjusted to equal the number of option shares immediately before such rights became exercisable plus the total number of shares of Common Stock that would be issuable upon the exercise in full of all such rights to which the Optionee would be entitled if he were the holder of record of the option shares as of the record date for such rights.

                           (B) The per share exercise price of the option shall be adjusted to equal the total exercise price of the option (option shares times exercise price) immediately before any such rights became exercisable plus the total exercise price of all such rights to which the Optionee would be entitled if he were the holder of record Of the option shares as of the record date for any such rights, divided by the number of option shares, as adjusted in Section 5(g)
                           (ii) (A).

                           (C) The number of shares of Common Stock subject to the Plan shall be adjusted to equal the number of shares subject to the Plan immediately before such rights became exercisable (for purposes of this Section 5(g)(ii), the "Plan shares") plus the product of the Plan shares multiplied by the number of shares of Common Stock issuable upon the exercise of one such right.

                  (iii) Except as hereinbefore expressly provided, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation; and any issue by Citizens of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the option.

                  (iv) The grant of an option pursuant to the Plan shall not affect in any way the right or power of Citizens to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate, dissolve or liquidate or to transfer all or part of its business or assets.

         (h) Assignability No option shall be assignable or transferable except by will or by the laws of descent and distribution. During the lifetime of an Optionee, an option shall be exercisable only by him.

         (i) Agreement by Optionee If, at the time of the exercise of any option, it is necessary or desirable that the Optionee exercising the option shall agree that he or she will purchase the shares that are subject to the option for investment and not with any present intention to resell the same, the Optionee will, at the request of the Committee, execute and deliver to Citizens an agreement to such effect.

         (j) Tax Withholding The Optionee may remit to Citizens at the time of exercise of an option any taxes required to be withheld by Citizens under federal, state or local law as a result of the exercise of such option. Alternatively, the Optionee may (i) direct Citizens to withhold from the shares to be received upon such exercise the number of shares sufficient to satisfy the applicable tax withholding requirements or (ii) deliver shares already owned by the Optionee in satisfaction of the tax withholding requirements. In either event, such shares will be valued at the fair market value (as defined in Section 5(a)) of the Common Stock on the date of exercise of the option. If the Optionee does not remit such taxes at the time of exercise of an option, the Optionee will be deemed to have authorized the Corporation to withhold such taxes in accordance with applicable law from any regular cash compensation payable to him.

         (k) Other Conditions The option agreement authorized under the Plan may contain such other provisions as the Committee shall deem advisable.

         6. Certain Definitions For purposes of the Plan, the following terms shall have the meanings set forth below:

         (a) "Cause" shall mean the occurrence of one of the following acts:

                  (i) A conviction of the Optionee for a felony or for any lesser crime or offense than a felony involving the property of the Corporation or one of is Subsidiaries;

                  (ii) The engaging by the Optionee in conduct which has caused demonstrable and serious injury to the Corporation, monetary or otherwise, as evidenced by a determination in a binding and final judgment, order or decree of a court or administrative agency of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal, in an action, suit or proceeding, whether civil, criminal, administrative or investigative; or

                  (iii) Gross neglect of his duties as a director, officer or employee, gross dereliction of duty or other grave misconduct by the Optionee and failure to cure such situation within thirty (30) days after receipt of notice thereof from the President of Citizens.

         (b) "Change in Control" shall mean the occurrence of any one of the following events:

                  (i) any "person" (as that term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty-five percent (25%) or more of the Common Stock; or

                  (ii) any "person", as described above, is or becomes the "beneficial owner", directly or indirectly, of securities of Citizens representing forty percent (40%) or more of the combined voting power of the Corporation's then outstanding securities; or

                  (iii) the sale by Citizens of all or substantially all of the capital stock of Citizens Bank of Maryland (formally known as Citizens Bank and Trust Company of Maryland) (the "Bank") owned by it or the sale by Citizens of substantially all of the assets of the Bank.

         (c) "Disability" shall mean a permanent and total disability as defined by Section 72(m)(7) of the Internal Revenue Code of 1986, as from time to time amended, or any successor thereto of similar import.

         (d) "Good Reason" shall mean the occurrence of any one of the following events:

                  (i) without his express written consent, the assignment to the Optionee of any duties materially inconsistent with his position, duties, responsibilities and status with the Corporation prior to the Change in Control or a change in his reporting responsibilities;

                  (ii) the removal of the Optionee from, or the failure to reelect the Optionee to, any of the positions held by him prior to the Change in Control, except in connection with promotions to higher office or the termination of employment by reason of his death or for Cause; or

                  (iii) a failure by the Corporation to provide or pay to the Optionee any of the perquisites, benefits or compensation provided prior to the Change in Control or a reduction in any of such perquisites, benefits or compensation, except to the extent that the perquisites or benefits provided to all other key officers or employees of the Corporation (whichever is applicable to the Optionee) are similarly modified or reduced.

         (e) "Optionee" shall mean an officer or employee of the Corporation to whom an option is granted under the Plan.

         (f) "Retirement" shall mean the termination of employment of an individual pursuant to the regular retirement policy of the Corporation upon his or her attaining age 65 or upon his or her attaining early retirement age and with the consent of the Corporation.

         7. Modification of Options Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors may modify, extend or renew outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor; provided, however, that any such modifications shall be limited to those which are not adverse to the interests of the Optionee or are necessary to cause the Plan or options to comply with any applicable legal requirements.

         8. Amendment of the Plan The Board of Directors may, from time to time, with respect to any shares reserved under the Plan but not subject to options, revise or amend the Plan in any respect. However, the Board of Directors may not, without stockholder approval, (a) increase the number of shares of Common Stock which may be reserved for issuance under the Plan, except as provided in Paragraph 5(g) hereof, (b) fix the option price at less than the fair market value of the Common Stock on the date the option is granted, or (c) change the provisions relating to the administration of the Plan by a Committee consisting of directors of Citizens not eligible to receive options.

         9. Termination The Board of Directors may terminate the Plan at any time, and no option shall be granted thereafter. Such termination shall not affect the validity of any option agreement then outstanding.

         10. Effective Date The Plan shall become effective when it is approved by the holders of a majority of the Common Stock.

         o         Adopted by the Board of Directors on December 16, 1987.
         o         Approved by the Stockholders on April 6, 1988.
         o         Amended by the Board of Directors on February 15, 1989.
         o         Amended Plan approved by Stockholders on May 9, 1990.
         o         Amended by the Board of Directors on December 10, 1992.
         o         Amended Plan approved by Stockholders on May 12, 1993.
         o         Amended by the Board of Directors on November 9, 1993.